Goodwill	12 Months Ended
Dec. 31, 2018
Disclosure Of Goodwill [Abstract]
Goodwill

NOTE 9. GOODWILL

Balance, December 31, 2016	$207,399
Exchange adjustment	(2,232)
Balance, December 31, 2017	205,167
Exchange adjustment	2,377
Impairment charge	(207,544)
Balance, December 31, 2018	$—

Management performed its annual impairment test for those CGUs containing goodwill and determined the goodwill associated with the Canada contract drilling CGU of $172.2 million and U.S. directional drilling CGU of $35.3 million were not recoverable at December 31, 2018. Accordingly, an impairment charge of $207.5 million was recorded in the statement of loss for the period ended December 31, 2018. Both CGUs are contained within the Contract Drilling Services segment.

In performing its annual goodwill impairment tests, the Corporation used a value in use approach. Projected cash flows covered a five-year period and were based on future expected outcomes taking into account existing term contracts, past experience and management’s expectation of future market conditions. The primary source of cash flow information was the strategic plans approved by the Corporation’s Board of Directors. These strategic plans were developed based on benchmark commodity prices and industry supply-demand fundamentals.

Canada Contract Drilling

Cash flows used in the impairment calculation were discounted using a discount rate specific to the Canada contract drilling CGU. The after-tax discount rate derived from Precision’s weighted average cost of capital, adjusted for risk factors specific to the CGU and used in determining the recoverable amount for the Canada contract drilling CGU was 11.66% (2017 – 9.72%). The test resulted in a goodwill impairment charge of $172.2 million as the carrying value of the CGU’s assets exceeded its value in use of $941.6 million.

The key assumptions used in the calculation of the CGU’s value in use included the discount rate and terminal value growth rates of nil. An increase of 0.5% to the discount rate would result in approximately $37.3 million of additional impairment charges to the remaining assets within the CGU.

US Directional Drilling

Cash flows used in the impairment calculation were discounted using a discount rate specific to the U.S. directional drilling CGU. The after-tax discount rate derived from Precision’s weighted average cost of capital, adjusted for risk factors specific to the CGU and used in determining the recoverable amount for the U.S. directional drilling CGU was 12.16% (2017 – 11.72%). The test resulted in a goodwill impairment charge of $35.3 million as the carrying value of the CGU’s assets exceeded its value in use of $38.8 million.

The key assumptions used in the calculation of the CGU’s value in use included the discount rate and terminal value growth rates of nil. An increase of 0.5% to the discount rate would result in approximately $2.4 million of additional impairment charges to the remaining assets within the CGU.